KRAMER LEVIN NAFTALIS & FRANKEL LLP
                           9 1 9 T H I R D A V E N U E
                           NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100

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                                                         WRITER'S DIRECT NUMBER

                                                             (212) 715-9100

                                       December 15, 1998


The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio 43219



             Re:     The Victory Portfolios
                     Registration Statement on Form N-14
                     For the Reorganization with certain Gradison
                     Funds



Dear Ladies and Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-14.

                                    Very truly yours,

                                    /s/ Kramer Levin Naftalis & Frankel LLP